                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 January 7, 1997


                              HBANCORPORATION, INC.
                    (formerly Heritage Financial Corporation)
         -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



 Delaware                         0-27700                         37-1351506
--------------------------------------------------------------------------------
(State or other              (Commission File Number)            (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)



          619 12th Street, Lawrenceville, Illinois             62439
          -------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)



          Registrant's telephone number, including area code: (618) 943-2515
                                                              --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if chanced since last report)



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Item 5. Other Events

         Heritage Financial Corporation issued a press release dated January 7, 1997, attached hereto as Exhibit 28. 1, announcing its name change to HBancorporation, Inc.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             Exhibit 28.1 Press Release dated January 7, 1997.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 HERITAGE FINANCIAL CORPORATION



Date: March 3, 1997                      By:    /s/ Kevin J. Kavanaugh
      -------------                      --------------------------------
                                         Kevin J. Kavanaugh
                                         President and Chief Executive Officer



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                                  Exhibit 28.1

                         HERITAGE FINANCIAL CORPORATION
                                 618 12th Street
                          Lawrenceville, Illinois 62439


                                  PRESS RELEASE

FOR MORE INFORMATION                                      FOR IMMEDIATE RELEASE
Contact: Kevin J. Kavanaugh, President                    Date: January 7, 1997
at (618) 943-2515


                         HERITAGE FINANCIAL CORPORATION
                                 CHANGES NAME TO
                              HBANCORPORATION, INC.


         LAWRENCEVILLE, ILLINOIS - Heritage Financial Corporation
("Corporation"), the parent company for Heritage National Bank, has announced that the Corporation has changed its name to HBancorporporation, Inc.


         "The Corporation's stockholders approved the name change at its annual meeting and all regulatory filings have now been completed to effect the name change," said Kevin J. Kavanaugh, the Corporation's President. The name change does not effect any other provisions in the Corporation's certificate of incorporation.


         The Corporation's new name, HBancorporation, Inc., is effective immediately and its new CUSIP number is 422045 10 4.

         Heritage National Bank serves primarily Lawrence County, Illinois and Knox County, Indiana, through its office located in Lawrenceville, Illinois.


         The Corporation had $17.2 million in assets and $8.2 million in stockholders' equity as of December 31, 1996. The Corporation's stock is traded on the "pink sheets" published by the National Quotation Bureau, Inc.